UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2016 (May 11, 2016)

USG Corporation

(Exact name of registrant as specified in its charter) Commission File Number: 1-8864
Delaware	36-3329400
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
550 West Adams Street, Chicago, Illinois	60661-3676
(Address of principal executive offices)	(Zip Code)
(312) 436-4000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.
The information provided in response to Item 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 11, 2016, the stockholders of USG Corporation (the “Corporation”) approved the USG Corporation 2016 Long-Term Incentive Plan (the “Plan”). The Plan authorizes the Compensation and Organization Committee of the Corporation’s Board of Directors (the “Board”) to provide equity-based compensation in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, dividend equivalents, and other stock or stock-based awards and cash incentive awards. Awards may be granted to officers and other employees of the Corporation and its subsidiaries, or any person who has agreed to commence serving in any of those capacities within 90 days of the date of grant, as well as the Corporation’s directors and persons who provide services to the Corporation or one of its subsidiaries that are equivalent to those typically provided by any employee (provided that such person satisfies the definition of an “employee” under Form S-8). Subject to adjustment as provided in the Plan, total awards that may be granted under the Plan are limited to 6.025 million shares. The Plan also contains a number of limits on the number of common shares that can be issued, including to any one participant in a calendar year.
The Plan is described in proposal 2 in the Corporation’s proxy statement for the 2016 annual meeting of its stockholders (the “Proxy Statement”). The Proxy Statement, which also includes a summary description of the Plan, was filed with the Securities and Exchange Commission on March 31, 2016. The descriptions of the Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Plan, which is attached as Annex A to the Proxy Statement and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 11, 2016, the Corporation filed an Amendment to its Restated Certificate of Incorporation (the “Extended Protective Amendment”) with the Secretary of State of the State of Delaware that continues to restrict certain transfers of the Corporation's common stock. The Extended Protective Amendment is intended to protect the tax benefits of the Corporation's net operating loss carryforwards. Subject to certain limited exceptions, the Extended Protective Amendment's transfer restrictions would continue to restrict any person from transferring the Corporation's common stock (or any interest in the Corporation's common stock) if the transfer would result in a stockholder (or several stockholders, in the aggregate, who hold their stock as a “public group” under

Section 382 of the Internal Revenue Code of 1986, as amended) owning 4.9% or more of the Corporation's common stock. Any direct or indirect transfer attempted in violation of the Extended Protective Amendment would be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of the Corporation’s common stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares attempted to be owned in violation of the Extended Protective Amendment for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of that common stock, or in the case of options, receiving the Corporation's common stock in respect of their exercise.
The foregoing description of the Extended Protective Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Extended Protective Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Extended Protective Amendment amends, and should be read in connection with, Article Thirteenth of the Corporation's Restated Certificate of Incorporation, which is filed as Exhibit 3.1 to the Corporation's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 10, 2013.
In connection with the Extended Protective Amendment, the Corporation also adopted a new form of common stock certificate, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Corporation held its 2016 annual meeting of stockholders on May 11, 2016. At the annual meeting, the stockholders considered six proposals, each of which is described in more detail in the Proxy Statement. The matters voted upon at the annual meeting and the results of the votes were as follows:

Proposal 1.	Election of three directors for a three-year term to expire in 2019.

	FOR	WITHHOLD	BROKER NON-VOTE
Thomas A. Burke	118,132,142	513,324	15,634,952
Brian A. Kenney	114,517,268	4,128,198	15,634,952
Steven F. Leer	118,004,872	640,594	15,634,952

Proposal 2.	Approval of the USG Corporation 2016 Long-Term Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
112,682,449	4,674,401	1,288,616	15,634,952

Proposal 3.	Ratification of appointment of Deloitte & Touche LLP as the Corporation's independent registered public accountants for 2016.

FOR	AGAINST	ABSTAIN
132,438,983	1,143,563	697,872

Proposal 4.	Approval of an Amendment to the Corporation’s Restated Certificate of Incorporation to remove the requirement to maintain a Finance Committee.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
116,480,748	1,168,783	995,935	15,634,952

Proposal 5.	Approval of the Extended Protective Amendment.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
115,282,311	2,667,154	696,001	15,634,952

Proposal 6.	Ratification, by advisory vote, of amendment to Rights Agreement to continue to restrict certain transfers of common stock in order to protect the tax benefits of net operating loss carryforwards.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
112,120,784	5,560,540	964,142	15,634,952

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit
3.1	Extended Protective Amendment to Restated Certificate of Incorporation of USG Corporation.
4.1	Form of Common Stock certificate.
10.1
USG Corporation 2016 Long-Term Incentive Plan (incorporated by reference to Annex A to the Proxy Statement for the Annual Meeting of Stockholders of USG Corporation held on May 11, 2016 filed with the Securities and Exchange Commission on March 31, 2016).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION Registrant

Date: May 12, 2016	By:	/s/ Matthew F. Hilzinger
Name: Matthew F. Hilzinger
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
3.1	Extended Protective Amendment to Restated Certificate of Incorporation of USG Corporation.
4.1	Form of Common Stock certificate.
10.1
USG Corporation 2016 Long-Term Incentive Plan (incorporated by reference to Annex A to the Proxy Statement for the Annual Meeting of Stockholders of USG Corporation held on May 11, 2016 filed with the Securities and Exchange Commission on March 31, 2016).